UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


                            September 28, 2007
                           (Date of Report)


                        All-American Care Centers, Inc.
             (Exact name of registrant as specified in its charter)


            Florida          000-52683               54-2048541
(State or other          (Commission File No.)  (IRS Employer ID No.)
jurisdiction
of incorporation)


1415 W. 22nd Street
Tower Floor
Oak Brook, IL 60523
(Address of principal executive offices)


630-684-2300
(Registrant's telephone number, including area code)


1415 W. 22nd Street
Tower Floor
Oak Brook, Il 60523

(Former name or former address, if changed since last report.)

Kohler Capital II, Corporation







Section 1 - Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.
Section 5 - Corporate Governance and Management
Item 5.01  Changes in Control of Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 6.01  Resignation of Registrant's Directors.




GENERAL

Effective as of September 17, 2007, the Company entered into an employment agreement with Mr. Jerry Rhoads ("Rhoads"), in which Rhoads was issued twenty-four million (24,666,667) six hundred and sixty-six thousand, six hundred and sixty-seven shares of the Company's common stock in exchange for the exclusive provision of Rhoads' intellectual property, in the field of managed senior care, for a term of two years. As a result of this agreement, Rhoads effectively gained control of the Company as the owner of 92.5% of the Company's outstanding common shares. The Agreement is attached hereto as Exhibit A.

Rhoads was also appointed to the Company's Board of Directors on September 17, 2007.


On September 19, 2007, the Company's Board of Directors appointed Rhoads as President, and accepted the resignation of Gerard Werner from his positions as President and Director.

On September 20, 2007, the Company's Board of Directors approved and implemented a 3 - for - 4 reverse stock split; the Board also approved an amendment to the Company's articles of incorporation, increasing the number of authorized shares of common stock from fifty (50,000,000) million to one hundred (100,000,000) million; and the Board approved changing the name of the Company to All-American Care Centers, Inc. ("All-American")





PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of All-American Common Stock immediately prior to and following the events listed above by (i) each person known by the Registrant to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Registrant's officers and directors; and
(iii) the Registrant's officers and directors as a group.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. For purposes hereof, beneficial ownership prior to the events listed above has been determined assuming 2,000,000 shares of Kohler Common Stock outstanding, and beneficial ownership immediately following the evens listed above has been determined assuming 20,000,000 shares of All-American Common Stock outstanding, giving effect to the Employment Agreement with Rhoads and the 3- for- 4 reverse split of the Registrant approved by the Company's Board of Directors shortly thereafter;



Name of Beneficial Owner     Shares of Common Stock       Shares of Common Stock       Percentage of Class       Percentage of Class
                             owned immediately prior      owned immediately            owned immediately prior   owned immediately
                             to events                    following events             to events                 following events


Gerard Werner		      400,000                        300,000                      20%                       1.39%

Christopher Werner            773,150                        579,863                      38.66%                    2.70%

Ken Pavichevich               644,850                        483,637                      32.24%                    1.69%

Jerry Rhoads                                              18,500,000                      0%                       92.50%



All Current Executive
Officers and Directors
as a group                         0                      18,500,000                      0%                       92.50%



Set forth below is certain information with respect to the individuals who now comprise the Company's Board of Directors:

Name		        Age             Position

Jerry Rhoads             67            Chairman of the Board of Directors,
                                       President, Secretary





Jerry Rhoads


Mr. Rhoads professional experience includes many different areas in the long-term healthcare industry. As a consultant at Arthur Andersen & Co. he headed up the implementation of Medicare at Blue Cross after its enactment in 1966. As a result, Mr. Rhoads has over 40 years experience in Medicare/Medicaid reimbursement and 25 years experience in operations of nursing homes, assisted living centers and home care. Mr. Rhoads wrote the white paper for HEW in 1975 that started the current Prospective Payment System for skilled nursing facilities.

While running nursing homes, as the frontline Administrator in the late 1980's and early 1990's, Mr. Rhoads invented a computerized method for measuring staff effectiveness. It is based on the principles of Activity Based Costing and performance management. The software attaches to the existing HCFA MDS database and establishes a blueprint for the care delivery based on minutes of direct care. He has implemented this approach in over 130 nursing homes and assisted living centers all over the country with amazing results. By balancing workload with worker capacity, labor efficiency and productivity can be dramatically improved. Once this balance is struck the runaway turnover and absenteeism is quelled and all resources can be focused on resident care. It is then feasible to pursue better restorative outcomes by eliminating wasteful labor practices and balance the Federal and State budgets for an aging America.

Mr. Rhoads will be a full time employee of All-American Care
Centers, Inc., and serve as CEO, President, and Chairman of the Board of Directors.


Mr. Rhoads, a CPA, graduated with honors from Simpson College in Iowa and attended Depaul University's CPA preparatory course in Chicago, Illinois. He is a Fellow in the American College of
Health Care Administrators and a licensed nursing home administrator.




BUSINESS

All-American Care Centers, Inc.

(Formerly Kohler Capital II, Corporation)

	The Registrant was incorporated under the laws of the State of Florida on May 7, 2001, and is in the early developmental and promotional stages. The business of the Registrant to date classifies the Registrant as a "blank check" or "shell" company whose sole purpose has been to locate and consummate a merger or acquisition with a private entity. Under terms of the Employment Agreement, the Registrant has acquired the intellectual property of Mr. Jerry Rhoads, who is an expert in the field of managed senior care.

A detailed description of the business of the Registrant as heretofore conducted is hereby incorporated by reference to the Registrant's voluntary registration on Form 10SB12 as filed on June 14, 2007, a copy of which is on file with the Securities and Exchange Commission.




	Exhibits.

1. Employment agreement between Kohler Capital II, Corporation and Mr. Jerry Rhoads, dated September 17, 2007.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 28, 2007

               ALL-AMERICAN CARE CENTERS, INC



By:   /s/ Jerry Rhoads
Name:     Jerry Rhoads
Title:    President and Chief Executive Officer